UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2018

HANCOCK HOLDING COMPANY
(Exact Name of Registrant as Specified in Charter)
Mississippi	001-36872	64-0693170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Hancock Plaza 2510 14th Street Gulfport, Mississippi (Address of Principal Executive Offices)	39501 (Zip Code)
Registrant’s telephone number, including area code: (228) 868-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 25, 2018, the Board of Directors of Hancock Holding Company (the “Company”) amended its bylaws to change the Company’s name from “Hancock Holding Company” to “Hancock Whitney Corporation.”  A copy of the Company’s amended and restated bylaws is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01      Other Events.

On May 24, 2018, at the Company’s annual meeting of shareholders, the Company’s shareholders approved an amendment to the Company’s articles of incorporation to change the Company’s name to Hancock Whitney Corporation, effective May 25, 2018. A copy of the Company’s composite articles of incorporation, as well as the press release announcing the change in the Company’s name, are filed as Exhibits 3.1 and 99.1 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits.

           (d)       Exhibits.

Exhibit No.	Description
3.1	Composite Articles of Incorporation of Hancock Whitney Corporation.
3.2	Hancock Whitney Corporation Amended and Restated Bylaws
99.1	Press Release dated May 24, 2018 Announcing Name Change.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK HOLDING COMPANY

May 24, 2018	By:	/s/ Michael M. Achary
Michael M. Achary
Chief Financial Officer